Supplement to

Calvert VP Money Market Portfolio Prospectus

dated April 30, 2013

Summary Prospectus for

 Calvert VP Money Market Portfolio

dated April 30, 2013

Date of Supplement: July 9, 2013

At a meeting of the Board of Directors (the “Board”) for Calvert VP Money Market Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc. (“CVS”), held on June 5, 2013, the Board considered and approved the recommendation of Calvert Investment Management, Inc. (the “Advisor”) to dissolve the Portfolio on or about November 15, 2013 (the “Liquidation Date”), subject to any required regulatory approval.  Accordingly, the Advisor will prepare a Plan of Liquidation and Dissolution (the “Plan”) for execution by CVS.

Pursuant to the Plan, CVS will furnish notice of the dissolution to each life insurance company that makes the Portfolio available as an investment option through one or more separate accounts and will request the life insurance companies to notify their contract holders of the Portfolio’s dissolution and liquidation on or about to the Liquidation Date.  At any time prior to the Liquidation Date, contract holders invested in the Portfolio may exchange their shares of the Portfolio for shares of another investment option that is available under the applicable variable annuity or variable life insurance product, subject to the requirements and other restrictions on exchanges that are described in the prospectus for that variable product.

If contract holders remain invested in shares of the Portfolio on the Liquidation Date, it is anticipated that those Portfolio shares will be exchanged into an alternative investment option that is available under the applicable variable product, subject to any required regulatory approval.

The Board and the Advisor encourage contract holders to take appropriate steps to exchange Portfolio shares into another investment option that is available under the applicable variable product in advance of the Liquidation Date in order to avoid incurring the additional expense to the Portfolio associated with soliciting proxies from shareholders to dissolve and liquidate the Portfolio.